UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 5, 2026

EXPEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1111 Expedia Group Way W.
Seattle, Washington 98119
(Address of principal executive offices) (Zip code)
(206) 481-4252
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	EXPE	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02.    Results of Operations and Financial Condition.
On August 5, 2026, Expedia Group, Inc. (“Expedia Group”) issued a press release announcing its financial results for the quarter ended June 30, 2026 (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 hereto.
Item 7.01.     Regulation FD Disclosure.
On August 5, 2026, Expedia Group posted an earnings presentation (the “Earnings Presentation”) to the “Investors” section of its website at ir.expediagroup.com, providing additional information regarding its business and outlook. A copy of the Earnings Presentation is furnished as Exhibit 99.2 hereto. Expedia Group expects to refer to the Earnings Presentation during its earnings conference call to be held on the same date.
Pursuant to General Instruction B.2. to Form 8-K, the information set forth in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01.     Other Events.
Expedia Group's Executive Committee, acting on behalf of its Board of Directors, declared a quarterly cash dividend of $0.48 per share of outstanding common stock payable on September 17, 2026 to stockholders of record as of the close of business on August 27, 2026.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated August 5, 2026
99.2	Earnings Presentation dated August 5, 2026
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA GROUP, INC.

By:	/s/ Derek Andersen
Derek Andersen
Chief Financial Officer
Dated: August 5, 2026